SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 3, 1999
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                         GEORGIA POWER COMPANY
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         (Exact name of registrant as specified in its charter)

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      Georgia                      1-6468           58-0257110
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 (State or other jurisdiction   (Commission File   (IRS Employer Identification
      of incorporation)            Number)                 No.)


       241 Ralph McGill Boulevard, NE, Atlanta, Georgia           30308
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           (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code      (404) 506-6526
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                                       N/A
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  (Former name or former address, if changed since last report.)



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Item 5.     Other Events.

            On March 3, 1999, Georgia Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $100,000,000 aggregate principal amount of its Series D 6 5/8% Senior Notes due March 31, 2039 (the "Series D Senior Notes"). Said Notes were registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the shelf registration statement (Registration Statement Nos. 333-43895, 333-43895-01, 333-43895-02 and 333-43895-03) of the Company.

Incorporation of Certain Documents by Reference

            Pursuant to Rule 411 of Regulation C under the Securities Act of 1933, as amended (the "Securities Act"), and in reliance on MBIA Insurance Corporation, SEC No-Action Letter (September 6, 1996), the Company does hereby incorporate by reference the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1997 and December 31, 1996, and for each of the three years in the period ended December 31, 1997, included in the Annual Report on Form 10-K of MBIA Inc. (which was filed with the Securities and Exchange Commission on March 30, 1998) into (i) this Current Report on Form 8-K; (ii) the Company's Registration Statement on Form S-3 (File Nos. 333-43895, 333-43895-01, 333-43895-02 and 333-43895-03) and (iii) the prospectus supplement dated March 3, 1999 relating to the Series D Senior Notes filed pursuant to Rule 424(b) under the Securities Act.

            In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of PricewaterhouseCoopers LLP, independent accountants for MBIA Insurance Corporation, insurer of the Series D Senior Notes, to the use of its name in such prospectus supplement. The consent of PricewaterhouseCoopers LLP is filed herewith as Exhibit 23.2.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (c) Exhibits.

              1 Underwriting Agreement, dated March 3, 1999, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston Corporation, Edward D. Jones & Co., L.P., Morgan Stanley & Co. Incorporated and PaineWebber Incorporated, as the Representatives of the Underwriters.

              4.2 Fourth Supplemental Indenture to Senior Note Indenture dated as of March 9, 1999, providing for the issuance of the Company's Series D 6 5/8% Senior Notes due March 31, 2039.

              4.7 Form of Series D 6 5/8% Senior Note due March 31, 2039. (included in Exhibit 4.2 above).

             23.1     Consent of Troutman Sanders LLP.

             23.2     Consent of PricewaterhouseCoopers LLP.


                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     March 9, 1999                    GEORGIA POWER COMPANY



                                           By  /s/ Wayne Boston
                                               Wayne Boston
                                             Assistant Secretary